2Q’2017 EARNINGS CALL PRESENTATION FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. | We intend to invest in properties leased to blue chip tenants and/or companies with investment grade credit ratings. There is no guarantee all of our properties will be leased to blue chip tenants or companies with investment grade credit ratings. Blue chip companies are well-known and respected publicly traded companies that typically make up the Dow Jones or S&P 500 Index group of companies. Blue chip and investment grade descriptions are those of either tenants and/or guarantors with investment grade credit ratings or whose non-guarantor parent companies have investment grade credit ratings or, in management's belief, equivalent ratings. FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY THE PROSPECTUS. THIS MATERIAL MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING. NO OFFERING IS MADE TO NEW YORK RESIDENTS EXCEPT BY A PROSPECTUS FILED WITH THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC. INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THIS PROGRAM WILL BE ATTAINED.

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 2 Conference Call Agenda TOPIC SPEAKER Introduction and Portfolio Characteristics Michael Escalante | President & Director Acquisition and Portfolio Update Michael Escalante | President & Director Financial Performance Review Javier Bitar | Chief Financial Officer Questions & Answers Michael Escalante and Javier Bitar

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 4 Portfolio Characteristics (1) Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premiums/discounts), plus total equity raised and issued, including limited partnership units issued by Griffin Capital Essential Asset Operating Partnership II, L.P. and shares issued pursuant to the DRP, net of redemptions. (2) Investment grade designations are those of either tenants, guarantors and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. As of December 31, 2016, the Zebra Technologies property was leased to Hewitt Associates LLC ("Hewitt"), a wholly owned subsidiary of Aon PLC, with investment grade credit. On March 1, 2017, immediately following Hewitt's lease expiration, the 117-month lease of Zebra Technologies, a sub-investment grade credit tenant, with the Company commenced.   (3) The current weighted average debt rate includes the effect of two interest rate swaps with a total notional amount $200.0 million and excludes the effect of deferred financing costs. December 31, 2017 December 31, 2016 Total Capitalization (1) $1.2 billion $1.2 billion Total Acquisition Value $1.1 billion $1.1 billion Number of Properties 27 25 Number of Buildings 35 33 Size of Portfolio (square feet) 7.3 million 7.1 million Occupied/Leased (based on portfolio square feet) 100% 100% Percentage of Cash Flow from Investment Grade Tenants (2) 82.7% 87.7% Weighted Average Remaining Lease Term (Years) 10.3 11.4 Weighted Average Remaining Loan Maturity (Years) 3.5 4.6 Current Weighted Average Debt Rate (3) 3.13% 2.84%

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 5 Portfolio Characteristics (cont’d) (1) Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. (2) Represents investments by the principals and certain affiliates of Griffin Capital Company, LLC. (3) Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at the beginning of the period plus preferred unit distributions as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on March 20, 2018. (4) Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on March 20, 2018. (5) Limitation: No greater than 300% of net assets. Net assets, as defined by NASAA, is total assets (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities. December 31, 2017 December 31, 2016 Weighted Average Annual Rent Increase (1) 2.4% 2.4% Total Real Estate, Net $1.1 billion $1.1 billion Total Assets $1.2 billion $1.2 billion Total Debt $0.5 billion $0.5 billion Total Equity Raised (including DRP), Net of Redemptions $0.8 billion $0.7 billion Sponsor Equity Commitment (2) $4.5 million $2.0 million Ratios: Fixed Charge Coverage (Quarter to Date) (3) 4.39 5.25 Interest Coverage (Quarter to Date) (4) 4.39 5.25 Debt to Total Capitalization 38.9% 39.6% Debt to Total Real Estate Acquisition Value 43.2% 42.7% NASAA (5) 72.5% 76.0%

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 7 Portfolio Summary as of December 31, 2017 (dollars in thousands) Property Location Tenant Acquisition Date Purchase Price Approximate Square Feet Credit Rating (S&P) Initial Capitalization Rate Year of Lease Expiration Net Rental Payment - 12 Months Subsequent to December 31, 2017 Total Portfolio as of December 31, 2016 $ 1,078,839 7,135,700 6.60% $ 73,802 (1) Allstate Lone Tree, CO Allstate Insurance Company 1/31/2017 14,750 70,300 AA- 7.02% 2026 1,059 MISO Carmel, IN Midcontinent Independent System Operator, Inc. 5/15/2017 28,600 133,400 AA- 6.63% 2028 1,915 Total Portfolio as of December 31, 2017 $ 1,122,189 7,339,400 6.64% $ 76,776 (1) Represents 12 months projected net rental payments as of December 31, 2017 for properties owned as of December 31, 2016.

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 8 Portfolio Characteristics* Acquisitions through December 31, 2017 *Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. 6 16 17 18 137 19 8 18 4 5 12 13 14 21 * Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties.

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 9 Portfolio Concentration As of December 31, 2017 Consumer Services: 15.7% Utilities: 13.4% Capital Goods: 13.3% Technology Hardware & Equipment: 12.4% Diversified Financials: 7.6% Retailing: 7.4% Banks: 7.1% Energy: 5.3% Consumer Durables and Apparel: 4.2% Transportation: 4.0% Pharmaceuticals, Biotechnology & Life Sciences: 3.7% All Others: 5.9% (1) Based on the 2016 Global Industry Classification Standard (GICS). (2) Consists of revenue concentration by industry less than 3% as follows: Health Care Equipment & Services (2.1%), Automobiles & Components (1.4%), Insurance (1.4%) and Other(3) (0.9%). (3) All others includes sectors not captured within the GICS. Tenant Business Diversity Griffin Capital management makes a conscious effort to achieve diversification by tenant industry as Griffin Capital Essential Asset REIT II’s portfolio grows. As of December 31, 2017, our analysis segmented Griffin Capital Essential Asset REIT II’s portfolio into 15 industry groups(1), the largest of which, Consumer Services, accounted for approximately 15.7% of annualized net rental revenue. (2)

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 10 Ohio: 12.7% Illinois: 11.3% California: 11.1% Alabama: 10.9% New Jersey: 10.6%Arizona: 9.7% Nevada: 8.8% Texas: 5.3% Oregon: 4.2% North Carolina: 3.5% All Others: 11.9% GEOGRAPHIC DISTRIBUTION (By % of Annualized Net Rent) Portfolio Concentration As of December 31, 2017 ASSET DIVERSIFICATION (By % of Annualized Net Rent) (2) (1) (1) Includes escrow proceeds of approximately $5.1 million to be received from Southern Company Services, Inc. during the 12-month period subsequent to December 31, 2017. (2) All others represent 3.0% or less of total annualized net rent on an individual basis. Office: 76.6% Industrial: 23.4%

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 11 Portfolio Concentration As of December 31, 2017 CREDIT CONCENTRATION (By % of Annualized Net Rent) (1) Investment grade descriptions are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. (1)Investment Grade: 82.7% Sub-Investment Grade: 17.3%

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 12 Strong Tenant Profile - Top 10 Tenants As of December 31, 2017 (1) Based on net rental payment. (2) Ratings are those of tenants, guarantors, or non-guarantor parent entities. (3) Represents Moody’s rating. (4) Represents net rental revenue on the two Bank of America properties. (5) Represents Fitch Rating. (6) Represents Bloomberg rating. (4) Top Tenants % of Portfolio(1) S&P(2) 10.9% A- 7.6% A2(3) 7.4% AA- 7.1% A(5) 6.9% BBB- 6.1% BB+ 5.8% AA- 5.5% BB- 5.3% IG6(6) 4.2% AA- TOTAL 66.8%

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 13 Set forth below are the components of our daily NAV as of December 31, 2017 and September 30, 2017 calculated in accordance with our valuation procedures (in thousands, except share and per share amounts)(1): Net Asset Value As of December 31, 2017 (1) For additional detail on assumptions used and risk factors associated with our daily NAV, see our Form 10-K filed on March 9, 2018. (2) Our NAV per share was the same for all seven of our share classes on September 30, 2017. Our NAV per share as of December 31, 2017 for each share class was as follows: $9.55 for Class T, $9.56 for Class S, $9.54 for Classes D and I, and $9.53 for each of Class A, Class AA, and Class AAA. Each class of shares may have a different NAV per share because certain expenses and fees differ with respect to each share class. As of December 31, 2017 As of September 30, 2017 Gross Real Estate Asset Value $ 1,205,346 $ 1,198,222 Other Assets, net 13,167 2,453 Mortgage Debt (484,728) (474,728) NAV $ 733,785 $ 725,947 Total Shares Outstanding 76,995,113 76,591,700 NAV per share (2) $ 9.53 $ 9.48

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 15 Financial Performance (dollars in thousands, except per share amounts) (1) See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on March 20, 2018. (2) FFO, as adjusted, reflects distributions paid to preferred unit holders and noncontrolling interests. (3) Represents distributions paid and declared to common stockholders only. Year Ended December 31, Three Months Ended December 31, 2017 2016 2017 2016 Total Revenue $ 107,381 $ 62,812 $ 27,514 $ 20,646 Net Income/(Loss) Attributable to Common Stockholders $ 11,116 $ (6,104) $ 1,531 $ 595 Net Income/(Loss) Attributable to Common Stockholders Per Share, Basic and Diluted $ 0.15 $ (0.12) $ 0.03 $ 0.01 Adjusted EBIDTA (per facility agreement) (1) $ 62,324 $ 38,590 $ 16,215 $ 12,699 FFO, as adjusted (2) $ 55,058 $ 21,776 $ 12,768 $ 9,576 MFFO $ 41,237 $ 21,996 $ 10,282 $ 7,875 Distributions: (3) Cash Distributions $ 19,427 $ 12,479 $ 4,990 $ 4,219 Distribution Reinvestment Plan (DRP) 22,208 15,159 5,662 4,946 Total Distributions $ 41,635 $ 27,638 $ 10,652 $ 9,165

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. GRIFFIN CAPITAL 16 Debt Maturity Schedule (including effect of interest rate swaps) As of December 31, 2017 (dollars in thousands) (1) Effective as of November 1, 2017, Griffin Capital Essential Asset Operating Partnership, L.P., an affiliated party, novated a $100.0 million interest rate swap agreement with an expiration date of June 1, 2018 to our operating partnership. (2) Represents the AIG loan of $127.0 million and effect of two interest rate swaps with a total notional amount of $200.0 million. (3) Represents the remaining unhedged balance of the Revolving Credit Facility. The spread as of December 31, 2017 is 1.50%. (4) Represents the Revolving Credit Facility, assuming the one-year extension is exercised upon maturity. (5) Represents the AIG loan. Statistics Fixed(1) (2) Floating(3) Total Amount $ 326,970 $ 157,758 $ 484,728 Percentage 67% 33% 100% W.A. Term Remaining (Yrs) 4.23 1.95 3.49 W.A. Interest Rate (%) 3.23% 2.92% 3.13% $400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 (T ho us an ds ) 2018 2019 2020 2021 2022 2023 2024 2025 $357,758 $126,970 (5) (4)